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                                                                  EXHIBIT (c)(2)

                                   SCHEDULE A
                                (January 1, 2011)

1. PLATINUM INVESTOR FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES, FORM NO. 97600N.

2. GENERATIONS FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL DEFERRED ANNUITY, FORM 98033N AND 98034N.

3. PLATINUM INVESTOR PLUS FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES, FORM NO. 02600N.

4. PLATINUM INVESTOR SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACT, FORM NO. 03017N.

5. PLATINUM INVESTOR VIP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES, FORM NOS. 05604N AND 05604NU.

6. PROTECTION ADVANTAGE SELECT(SM) FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES, FORM NOS. 07921N AND 07921NU.

7. INCOME ADVANTAGE SELECT(SM) FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES, FORM NOS. 08704N AND 08704NU.

8. PROFILE FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACT, FORM NOS. 45649-4/87, 21VAN0896NY, 21GVAN897NY, 21GVIA1000, 26GVIA1000,
         21GVAN999, 26GVIA1000 AND 26GNSVAN800.

9. GALLERY VARIABLE ANNUITY CONTRACT, FORM NOS. 45649-4/87, 21VAN0896NY, 21GVAN897NY, 21GVIA1000, 26GVIA1000, 21GVAN999, 26GVIA1000 AND
         26GNSVAN800.

10.      GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT (ALSO KNOWN AS RETIREMENT
         GOLD), FORM NO. 45649-4/87, 21VAN0896NY, 21GVAN897, 21GVIA1000,
         26GVIA1000, 21GVAN999, 26GVIA1000, 26GNSVAN800, 21GVIA1000 AND
         26GVIA1000.

11. GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT (ALSO KNOWN AS VANGUARD), FORM NO. 21GVIA1000.

12. OVATION VARIABLE ANNUITY CONTRACT, FORM NOS. 21GVAN897NY, 21GVAN999 AND 26GNSVAN800.

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                             SCHEDULE A (CONTINUED)
                                (January 1, 2011)

13. OVATION ADVISOR VARIABLE ANNUITY CONTRACT, FORM NOS. 45649-4/87, 21VAN0896NY, 21GVAN897NY, 21GVIA1000, 26GVIA1000, 21GVAN999, 26GVIA1000
         AND 26GNSVA800.

14. OVATION PLUS VARIABLE ANNUITY CONTRACT, FORM NOS. 45649-4/87, 21VAN0896NY, 21GVAN897NY, 21GVIA1000, 26GVIA1000, 21GVAN999, 26GVIA1000
         AND 26GNSVA800.

15. PARADIGM VARIABLE ANNUITY CONTRACT, FORM NOS. 45649-4/87, 21VAN0896NY, 21GVAN897NY, 21GVIA1000, 26GVIA1000, 21GVAN999, 26GVIA1000 AND
         26GNSVAN800.

16. PROFILE SINGLE PREMIUM VARIABLE ANNUITY CONTRACT, FORM NOS. 45649-4/87, 21VAN0896NY, 21GVAN897NY, 21GVIA1000, 26GVIA1000, 21GVAN999, 26GVIA1000
         AND 26GNSVAN800.

17. TRILOGY VARIABLE ANNUITY CONTRACT, FORM NOS. 45649-4/87, 21VAN0896NY, 21GVAN897NY, 21GVIA1000, 26GVIA1000, 21GVAN999, 26GVIA1000 AND
         26GNSVAN800.

18.      VARIABLE ANNUITY CONTRACTS, FORM NO. 45649 - 4/87.

19. EXECUTIVE ADVANTAGE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES, FORM NO. 21GVULD997.

20. FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES, FORM NO. 2VUL1294NY, 2VUL1294NY-G, 21GVULD997, 21VUL399 AND 21VUL800.

21. GEMSTONE LIFE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES, FORM NO. 2VUL1294NY, 2VUL1294NY-G, 21GVULD997, 21VUL399 AND 21VUL800.